AGREEMENT

     This Agreement dated October 1, 1996, by and between NationsBank of Texas, N.A. (the "Bank") and Jayhawk Medical Acceptance Corporation(the "Borrower");

     Whereas, Borrower desires to obtain a loan (together with all extensions and renewals thereof hereafter referred to as the "Loan") in the amount of $15,000,000.00 from Bank in order to provide funds for start-up of consumer finance company specializing in loans to individuals for elective surgery; and

Whereas, Bank is willing to grant the Loan provided Borrower agrees not to encumber certain real or personal property;

     Now, therefore, for and in consideration of the Loan made or to be made by Bank to Borrower, and for other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged by both Borrower and Bank, the parties hereto do agree as follows:

     1. Property. Borrower hereby agrees that, for so long as any part of the Loan remains outstanding, that it will not, without first obtaining the prior written consent of Bank, create or permit any lien, encumbrance, charge, or security interest of any kind to exist on:

     Accounts:          Any and all accounts and other rights of Debtor to the
payment for goods sold or leased or for services rendered whether or not earned by performance, contract rights, book debts, checks, notes, drafts, instruments, chattel paper, acceptances, and any and all amounts due to Debtor from a factor or other forms of obligations and receivables, now existing or hereafter arising out of the business of Debtor.

     2. Recording. Bank is hereby authorized and permitted to cause this instrument to be recorded at such time and at such place as Bank, at its option, may elect.

     3. Representations and Warranties of Borrower. Borrower represents and warrants to Bank as follows:

     (i) That Borrower owns the real or personal property referenced above and there are no existing liens or encumbrances upon or affecting such property.

     (ii)Borrower is a (corporation)duly organized and validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to enter into this Agreement.

    (iii)The execution and delivery by Borrower of this agreement and the note (the "Note") evidencing the Loan and the performance of the respective obligations hereunder and thereunder have been duly authorized. This Agreement and the Note constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms. The execution and delivery of this Agreement and the compliance with the provisions thereof will not conflict with or constitute a breach of, or default under, any of the provisions of any other agreement to which the Borrower is a party.

   (iv)The continued validity in all respects of the aforesaid representations and warranties shall be a condition precedent to Bank's obligation to fund the Loan. If any of the representations and warranties shall not be correct at the time the same is made or at the time a request for an advance under the Loan is made, Bank will be under no obligation to make any such advance under the Loan.

     4.  Reporting.    Borrower  hereby  agrees to furnish to Bank quarterly
accounts receivable agings summaries to Bank within 30 days after the close of each quarter of each fiscal year.

     5. Default. Any failure of the Borrower to comply with the terms of this Agreement shall constitute an event of default under the documents evidencing the Loan and the Borrower agrees that in such event the Bank shall have the right in addition to such other remedies as may be available to it, to injunctive relief enjoining such breach of the Agreement and neither the Borrower, its officers, directors, employees, agents or representatives shall urge that such remedy is not appropriate under the circumstances, it being expressly acknowledged by the Borrower that such action shall cause the Bank irreparable damage for which legal remedies are inadequate to protect the Bank.

     6. Termination. This Agreement shall remain in full force and effect until the Loan described above shall have been paid in full.

     In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

                         Jayhawk  Medical  Acceptance  Corporation


                         By:/s/  Michael  I.  Smartt

                         Name:Michael  I.  Smartt

                         Title:          Chairman,  CEO


          NationsBank  of  Texas,  N.A.

                         By:/s/  Thomas  C.  Goyne

                         Name:    Thomas  C.  Goyne

                         Title:    Vice  President



State  of  Texas
County  of    Dallas_______________________

Personally appeared before me, the undersigned, Notary Public, _Michael I. Smartt____________________________________, with whom I am personally acquainted, and who acknowledged that he/she executed the within instrument for the purposes therein contained.

Witness  my  hand,  at  office,  this  _11__ day of October_________, 1996___.

                                   /s/  Linda  Berneburg_______________
                                   Notary  Public

                                   Commission  expires:12-15-99_____